MGD-1 1210

P1, P2, P4

SUPPLEMENT DATED DECEMBER 31, 2010

TO THE PROSPECTUS

DATED MAY 1, 2010

MUTUAL GLOBAL DISCOVERY SECURITIES FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows.

1. The portfolio management team under “Fund Summaries – Portfolio Managers” section on

Page MGD-S4 is revised as follows:

Portfolio Managers

PETER A. LANGERMAN   Chairman, President and Chief Executive Officer of Franklin Mutual and portfolio manager of the Fund since 2005.

PHILIPPE BRUGERE-TRELAT   Executive Vice President of Franklin Mutual and portfolio manager of the Fund since 2009.

TIMOTHY RANKIN, CFA   Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since December 2010.

2. The portfolio management team under “Fund Details – Management” section on page MGD-D6 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities they consider to be undervalued. The portfolio managers of the team are as follows:

PETER LANGERMAN

Chairman, President and Chief Executive Officer of Franklin Mutual

Mr. Langerman has been a co-lead portfolio manager since 2009. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and member of the management team of the Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds. Between 1986 and 1996, he was employed at Heine Securities Corporation, the predecessor of Franklin Mutual.

PHILIPPE BRUGERE-TRELAT

Executive Vice President of Franklin Mutual

Mr. Brugere-Trelat has been a co-lead portfolio manager of the Fund since 2009. He joined Franklin Templeton Investments in 2004. Previously, he was president and portfolio manager of Eurovest.

TIMOTHY RANKIN, CFA   Portfolio Manager of Franklin Mutual

Mr. Rankin has been a portfolio manager of the Fund since December 2010. Prior to rejoining Franklin Templeton Investments in June 2010, he was managing director of Blue Harbor Group, LLC, a private investment firm focused on small- and mid-cap North American companies. Previously, he worked at Franklin Templeton investments from 1997 through 2004.

As co-lead portfolio managers of the Fund, Mr. Langerman and Mr. Brugere-Trelat have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which either may perform these functions, and the nature of these functions, may change from time to time. Mr. Rankin provides the Fund with research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

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